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                                 IN HOME HEALTH, INC.
                                NON-EMPLOYEE DIRECTOR
                               STOCK COMPENSATION PLAN


     In Home Health, Inc. has adopted and established a stock compensation plan for Non-Employee Directors in accordance with the following terms and conditions.


                                     SECTION ONE
                         DESIGNATION AND PURPOSE OF THE PLAN

     A. DESIGNATION. This Plan is designated the "In Home Health, Inc. Non-Employee Director Stock Compensation Plan."

     B. PURPOSE. The purpose of this Plan is to increase the stock-based component of Non-Employee Director compensation so as to encourage stock ownership by Non-Employee Directors and to further align the interest of Non-Employee Directors and stockholders.

                                     SECTION TWO
                                     DEFINITIONS

     As used in the Plan, the following terms mean:

     A.   "Award" means a grant of restricted stock hereunder.

     B.   "Board" means the Board of Directors of the Company.

     C.   "Company" means In Home Health, Inc.

     D.   "Custodial Account" means the account described in Section 7A. herein.

     E. "Non-Employee Director" means a member of the Board of the Company who is not an employee of the Company or any of its subsidiaries.

     F. "Participant" means any Non-Employee Director who is granted an Award as provided in this Plan.

     G.   "Plan" means this Non-Employee Director Stock Compensation Plan.

     H.   "Stock" means the common stock of In Home Health, Inc.

     I. "Disability" means a permanent and total disability within the meaning of Section 22 (e)(3) of the Internal Revenue Code of 1986 as amended.

     J. "Retirement" means termination of service as a Director for either of the following reasons; (i.) after attaining 65 years of age or
          (ii) failure to be re-elected as a Director by the shareholders of the Company at the Annual Meeting of Stockholders.


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                                    SECTION THREE
                  EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL

     A. EFFECTIVE DATE AND STOCKHOLDER APPROVAL. The Plan is subject to the approval of the Plan by a majority of the shares of Stock voted on the proposal at the 1999 Annual Meeting of Stockholders. The Plan shall be effective as of the initial approval date.

     B. PERIOD FOR GRANT OF AWARDS. Awards may be made as provided herein for a period of ten (10) years subsequent to approval by the Company's shareholders.

                                     SECTION FOUR
                             ADMINISTRATION OF THIS PLAN

     This Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of this Plan, such powers to include authority (within the limitation described herein) to prescribe the form of the agreement embodying Awards made under this Plan. Subject to the provisions of this Plan, the Board shall have the power to construe this Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. Any decision of the Board in the administration of this Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

                                     SECTION FIVE
                          GRANT OF AWARDS AND LIMITATION OF
                          NUMBER OF SHARES SUBJECT TO AWARD

     A. COMPENSATION IN COMMON STOCK. Subject to stockholder approval, beginning with Fiscal Year 1999 (commencing October 1, 1998), and each year thereafter, each Non-Employee Director shall be granted 5,000 shares upon such director's initial election and 2,000 shares annually with each reelection. In addition, each Non-Employee may elect to receive Board retainer and Board attendance fees in the form of common stock in lieu of cash. The number of shares issued as consideration for retainer and attendance fees shall be calculated by dividing the value of fees payable by the average of the beginning and ending market price of the stock for the quarterly period such fees were earned. Consideration for Board retainer and Board attendance fees shall be set from time to time upon majority approval by the Board. Initially, the Board has approved annual retainer fees of $10,000 annually, payable quarterly in arrears, plus attendance fees of $1,000 for each board meeting attended and for each board committee meeting held if such meeting is held on a day other than on a board meeting day.

     B.   TOTAL NUMBER OF SHARES.  Subject to any adjustment pursuant to
Section 8, the total number of shares of Stock which may be awarded under this Plan is 200,000 shares. The maximum number of shares authorized may be increased from time to time by approval of the Board and, if required pursuant to Rule 16-3 of the Securities and Exchange Commission or its successors or the applicable rules of any stock exchange, the stockholders of the Company.

     To the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, expire or are cancelled for any other reason, in whole or in part, shares of Stock (or remaining shares) subject to such Award shall again be available for the grant of an Award under the Plan. Shares delivered by the Company under the plan may be authorized and unissued Stock, Stock held in the treasury of the Company or Stock purchased on the open market in accordance with applicable securities laws.

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     C.   INSUFFICIENT NUMBER OF SHARES.  In the event that the number of shares of Stock available for future Awards under this Plan is insufficient to make all Awards required to be made on any date, then all Participants entitled to an Award on such date shall share ratably in the number of shares of Stock which may be included in Awards granted to Participants under this Plan.


                                     SECTION SIX
                                     ELIGIBILITY

     Each Non-Employee Director shall be eligible to receive an Award in accordance with Section Five. Each Award granted under this Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with this Plan and shall comply with the terms and conditions set forth herein. Such an agreement shall incorporate the provisions of this Plan by reference.

                                    SECTION SEVEN
                                RESTRICTIONS ON SHARES

     A. CUSTODIAL ACCOUNT. The shares shall be held by the Company in a Custodial Account in the name of the Participant until such time as the shares have vested pursuant to the terms of paragraph 7(B) of this Plan.

     B.   VESTING.   The shares held by the Company shall remain in the
Custodial Account until vesting which shall occur (a) to the extent of one-fifth of the total number of shares subject to an Award following the expiration of one year from the date of the Award (b) to the extent of an additional two-fifths following the expiration of two years from the date of the Award and (c) to the extent of an additional two-fifths following the expiration of three years from the date of this Plan, and in each event of vesting, the deposit by the Participant with the Company of any and all withholding taxes, federal or state, required to be collected by the Company.
 Shares issued in lieu of cash Board retainer and Board attendance fees shall vest immediately and shall not be subject to the foregoing vesting schedule or held in the custodial account..

     Upon vesting and upon receipt of the required tax deposit, the shares shall be distributed to the Participant within a reasonable period of time not to exceed ninety (90) days from the date of vesting and the Custodial Account shall be terminated with respect to such shares..

     C. FORFEITURE. Subject to Section Seven (E) below, if the Participant ceases to be a Non-Employee Director for any reason prior to vesting, the Participant shall forfeit the shares, and the Custodial Account shall be terminated. Ownership of the forfeited shares shall revert back to the Company.

     D. NO ASSIGNMENT. The shares granted under the Plan, while held by the Company pursuant to the Custodial Account, shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the shares, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such rights and privileges, the Participant shall forfeit the shares and ownership of the forfeited shares shall revert back to the Company.

     E. DEATH, DISABILITY AND BOARD RETIREMENT. A Participant who ceases to serve on the Board by reason of (i) death, (ii) Disability, or (iii) Retirement, shall be vested in his or her entire Award notwithstanding the limitation of Section 7(B) above.


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                                    SECTION EIGHT
                             CHANGES IN CAPITAL STRUCTURE

     In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the capital structure or shares of the Company, the Board shall make adjustments, determined by the Board in its discretion to be appropriate, as to the number and kind of securities subject to this Plan and specified in Section Five of this Plan and as to the number and kind of securities covered by each outstanding Award.

                                     SECTION NINE
                               RIGHTS AS A STOCKHOLDER

     The Participant shall be entitled to vote the shares held by the Company in the Custodial Account. Any cash or non-cash dividend payable with respect to shares held in the Custodial Account will remain in the Custodial Account subject to risk of forfeiture until such time as the shares with respect to which such cash or non-cash dividend, as the case may be, was declared is either distributed to the Participant or forfeited by the Participant.

     Notwithstanding anything to the contrary contained herein, no Stock shall be transferred by the Company to a Custodial Account prior to the date of stockholder approval of the Plan, and no Non-Employee Director shall be entitled to any rights as a stockholder with respect to any Stock granted hereunder, including, without limitation voting rights and the right to receive Dividend Equivalents, until such Stock has been transferred.

                                     SECTION TEN
                                        TITLE

     The shares held by the Company shall be held in the name of the Participant. Such shares shall at all times remain in the Company Custodial Account until they have been (i) forfeited by the Participant, or (ii) distributed to the Participant.

                                    SECTION ELEVEN
                                     RISK OF LOSS

     The Participant agrees to assume all risks in connection with any decrease in the value of the shares granted to the Participant.

                                    SECTION TWELVE
                                  NOTICE TO COMPANY

     The Participant shall notify the Company immediately if she elects to make an election under Section 83(b) of the Internal Revenue Code or upon the occurrence of any other event resulting in the value of the shares being included in the Participant's gross income prior to vesting.

                                   SECTION THIRTEEN
                                        GENDER

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     Where applicable, words in the feminine shall include the masculine, words in the neuter shall include the masculine and feminine, and words in the singular shall include the plural, and vice versa.

                                   SECTION FOURTEEN
                                      SUCCESSORS

     This Agreement shall be binding upon and inure to the benefit of the Company and its subsidiaries, its successors and assigns and the Participant and his or her heirs, executors, administrators and legal representatives.

                                   SECTION FIFTEEN
                          NO RIGHT TO CONTINUE AS A DIRECTOR

     Neither the Plan, nor the granting of an Award, nor any other action taken pursuant to Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Non-Employee Director for any period of time, or at any particular rate of compensation. Nothing in this Plan shall in any way limit or affect the right of the Board or the stockholders of the Company to remove any Non-Employee Director or otherwise terminate his or her service as a director of the Company.

                                   SECTION SIXTEEN
                               MISCELLANEOUS PROVISIONS

     A. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of Stock issued, delivered or paid in settlement under the Plan. If Stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

     B. GOVERNING LAW. All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of Minnesota, without regard to its principles of conflict of laws.

     C. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles and headings, shall control.

                                  SECTION SEVENTEEN
                                  CHANGE OF CONTROL

     In the event of a change of control of the Company, the Company shall immediately transfer to the Participant all Stock held in the Custodial Account in the name of the Participant. A "change of control" shall mean (i) a merger or consolidation in which the Company is not the surviving corporation or (ii) the acquisition of twenty-five percent or more of the voting securities of the Company by a person, group, or entity or (iii) the sale of all or substantially all of the assets of the Company or (iv) individuals who were members of the Board immediately prior to a meeting of the stockholders of the Company involving a contest for the election of Directors do not constitute a majority of the Board immediately following such election, unless that election of such new Directors was recommended to the stockholders by management of the Company.


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                                   SECTION EIGHTEEN
                              AMENDMENT AND TERMINATION

     DISCRETION OF THE BOARD. This Plan may be terminated or amended at any time and from time to time by the Board as the Board shall deem advisable provided, however, that (a) no such amendment shall be effective without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or its successors, or the applicable rules of any securities exchange, and (b) to the extent prohibited by such Rule 16b-3 or its successors, the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the regulations thereunder, or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. No modification or amendment of this Plan shall, without the written consent of the Participant, materially and adversely affect his or her rights under this Plan.


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